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                                                                    Exhibit 4.01

                            RWD TECHNOLOGIES, INC.(R)
                  WE BRING PEOPLE AND TECHNOLOGY TOGETHER(R)

   RWD

COMMON STOCK                                                    COMMON STOCK
$.10 PAR VALUE                                                  $.10 PAR VALUE
             INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND



THIS CERTIFIES that



is the owner of



FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK $.10 PAR VALUE PER SHARE OF

RWD TECHNOLOGIES, INC. (the "Corporation") transferable on the books of the Corporation by the owner hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

  This Certificate and the shares represented hereby, are issued and shall be held subject to all the provisions of the articles of incorporation of the Corporation, and any amendments thereto.

  Each share of the common stock shall have equal rights, privileges and preferences and shall be entitled to one vote per share. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

  IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:


Secretary



Chairman/CEO




COUNTERSIGNED AND REGISTERED:

                American Stock Transfer & Trust Company

                                                        TRANSFER AGENT
                                                        AND REGISTRAR

BY

                                                        AUTHORIZED OFFICER

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 The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of
         survivorship and not as tenants
         in common


UNIF GIFT MIN ACT - Under the ________ Uniform Gifts
                               (State)
                    to Minors Act__________________as
                                 (Name of Custodian)
                    custodian for____________________
                                    (Name of Minor)

    Additional abbreviations may also be used though not in the above list.


For value received,__________hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
________________________________________________________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE.

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________
________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.

Dated,____________________



                                             ___________________________________


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

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